                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund"- any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO CALIFORNIA VALUE MUNICIPAL
   COUNSELOR SERIES TRUST)                 INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)     FUND
 AIM GROWTH SERIES (INVESCO GROWTH       INVESCO EXCHANGE FUND
   SERIES)                               INVESCO HIGH INCOME TRUST II
 AIM INTERNATIONAL MUTUAL FUNDS          INVESCO MANAGEMENT TRUST
   (INVESCO INTERNATIONAL MUTUAL FUNDS)  INVESCO MUNICIPAL INCOME
 AIM INVESTMENT FUNDS (INVESCO             OPPORTUNITIES TRUST
   INVESTMENT FUNDS)                     INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL TRUST
   (INVESCO INVESTMENT SECURITIES FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)   INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO           INVESCO QUALITY MUNICIPAL INCOME TRUST
   TAX-EXEMPT FUNDS)                     INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SENIOR INCOME TRUST
   TREASURER'S SERIES TRUST)             INVESCO SENIOR LOAN FUND
 AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
   VARIABLE INSURANCE FUNDS)               MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE
   TRUST II                                NEW YORK MUNICIPALS
 INVESCO BOND FUND                       INVESCO VALUE MUNICIPAL INCOME TRUST

    on behalf of the Funds listed in the
    Exhibit to this Memorandum of Agreement

    By:     /s/ John M. Zerr
            -------------------------------
    Title:  Senior Vice President

    INVESCO ADVISERS, INC.

    By:     /s/ John M. Zerr
            -------------------------------
    Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST                                                               EXPIRATION
(INVESCO COUNSELOR SERIES TRUST)             WAIVER DESCRIPTION           EFFECTIVE DATE    DATE
--------------------------------    ------------------------------------  -------------- ----------
  Invesco Strategic Real Return     Invesco will waive advisory fees in
    Fund                            an amount equal to the advisory fees
                                      earned on underlying affiliated
                                                investments                 4/30/2014    06/30/2016

AIM INVESTMENT FUNDS                                                                     EXPIRATION
(INVESCO INVESTMENT FUNDS                    WAIVER DESCRIPTION           EFFECTIVE DATE    DATE
-------------------------           ------------------------------------  -------------- ----------
  Invesco Global Targeted           Invesco will waive advisory fees in
    Returns Fund                    an amount equal to the advisory fees
                                      earned on underlying affiliated
                                                investments                 12/17/2013   06/30/2016

  Invesco Strategic Income Fund     Invesco will waive advisory fees in
                                    an amount equal to the advisory fees
                                      earned on underlying affiliated
                                                investments                  5/2/2014    06/30/2016

  Invesco Unconstrained Bond        Invesco will waive advisory fees in
    Fund                            an amount equal to the advisory fees
                                      earned on underlying affiliated
                                                investments                 10/14/2014   06/30/2016

AIM TREASURER'S SERIES TRUST                                                             EXPIRATION
(INVESCO TREASURER'S SERIES TRUST)           WAIVER DESCRIPTION           EFFECTIVE DATE    DATE
----------------------------------  ------------------------------------  -------------- ----------
  Premier Portfolio                 Invesco will waive advisory fees in
                                     the amount of 0.07% of the Fund's
                                          average daily net assets           2/1/2011    12/31/2015

  Premier U.S. Government           Invesco will waive advisory fees in
    Money Portfolio                  the amount of 0.07% of the Fund's
                                          average daily net assets           2/1/2011    12/31/2015

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL
 ---------                                  ------------------ ---------------
 Invesco American Franchise Fund            February 12, 2010  June 30, 2016
 Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2016
 Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2016
 Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2016
 Invesco Equity and Income Fund             February 12, 2010  June 30, 2016
 Invesco Floating Rate Fund                   July 1, 2007     June 30, 2016
 Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2016
 Invesco Growth and Income Fund             February 12, 2010  June 30, 2016
 Invesco Low Volatility Equity Yield Fund     July 1, 2007     June 30, 2016
 Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2016
 Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2016
 Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2016
 Invesco Strategic Real Return Fund          April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                     EFFECTIVE DATE  COMMITTED UNTIL
 ---------                                     --------------  ---------------
 Invesco Charter Fund                          July 1, 2007    June 30, 2016
 Invesco Diversified Dividend Fund             July 1, 2007    June 30, 2016
 Invesco Summit Fund                           July 1, 2007    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco European Small Company Fund           July 1, 2007    June 30, 2016
 Invesco Global Core Equity Fund               July 1, 2007    June 30, 2016
 Invesco International Small Company Fund      July 1, 2007    June 30, 2016
 Invesco Small Cap Equity Fund                 July 1, 2007    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Alternative Strategies Fund         February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund         February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                        July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund              July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund          October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                 July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                  February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------- ---------------
 Invesco Asia Pacific Growth Fund               July 1, 2007   June 30, 2016
 Invesco European Growth Fund                   July 1, 2007   June 30, 2016
 Invesco Global Growth Fund                     July 1, 2007   June 30, 2016
 Invesco Global Opportunities Fund             August 3, 2012  June 30, 2016
 Invesco Global Small & Mid Cap Growth Fund     July 1, 2007   June 30, 2016
 Invesco International Core Equity Fund         July 1, 2007   June 30, 2016
 Invesco International Growth Fund              July 1, 2007   June 30, 2016
 Invesco Select Opportunities Fund             August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco All Cap Market Neutral Fund        December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/      May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                  November 29, 2010   June 30, 2016
Invesco China Fund                            July 1, 2007     June 30, 2016
Invesco Developing Markets Fund               July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund          May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency
  Debt Fund                                  June 14, 2010     June 30, 2016
Invesco Endeavor Fund                         July 1, 2007     June 30, 2016
Invesco Global Health Care Fund               July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund            May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund         December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/    September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/    December 17, 2013   June 30, 2016
Invesco International Total Return Fund       July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund             December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets
  Fund                                     December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund    December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund              December 17, 2013   June 30, 2016
Invesco MLP Fund                            August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                February 12, 2010   June 30, 2016
Invesco Premium Income Fund                December 13, 2011   June 30, 2016
Invesco Select Companies Fund                 July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                 May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund             October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Corporate Bond Fund                 February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund               July 1, 2007     June 30, 2016
Invesco High Yield Fund                       July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund        July 1, 2007     June 30, 2016
Invesco Money Market Fund                     July 1, 2007     June 30, 2016
Invesco Real Estate Fund                      July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                  July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                  July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco American Value Fund                February 12, 2010  June 30, 2016
 Invesco Comstock Fund                      February 12, 2010  June 30, 2016
 Invesco Energy Fund                          July 1, 2007     June 30, 2016
 Invesco Dividend Income Fund                 July 1, 2007     June 30, 2016
 Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2016
 Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2016
 Invesco Small Cap Value Fund               February 12, 2010  June 30, 2016
 Invesco Technology Fund                      July 1, 2007     June 30, 2016
 Invesco Technology Sector Fund             February 12, 2010  June 30, 2016
 Invesco Value Opportunities Fund           February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco High Yield Municipal Fund          February 12, 2010  June 30, 2016
 Invesco Intermediate Term Municipal
   Income Fund                              February 12, 2010  June 30, 2016
 Invesco Municipal Income Fund              February 12, 2010  June 30, 2016
 Invesco New York Tax Free Income Fund      February 12, 2010  June 30, 2016
 Invesco Tax-Exempt Cash Fund                 July 1, 2007     June 30, 2016
 Invesco Tax-Free Intermediate Fund           July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco V.I. American Franchise Fund       February 12, 2010  June 30, 2016
 Invesco V.I. American Value Fund           February 12, 2010  June 30, 2016
 Invesco V.I. Balanced-Risk Allocation
   Fund/5/                                  December 22, 2010  June 30, 2016
 Invesco V.I. Comstock Fund                 February 12, 2010  June 30, 2016
 Invesco V.I. Core Equity Fund                July 1, 2007     June 30, 2016
 Invesco V.I. Diversified Dividend Fund     February 12, 2010  June 30, 2016
 Invesco V.I. Diversified Income Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010  June 30, 2016
 Invesco V.I. Equity and Income Fund        February 12, 2010  June 30, 2016
 Invesco V.I. Global Core Equity Fund       February 12, 2010  June 30, 2016
 Invesco V.I. Global Health Care Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Global Real Estate Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Government Securities Fund      July 1, 2007     June 30, 2016
 Invesco V.I. Growth and Income Fund        February 12, 2010  June 30, 2016
 Invesco V.I. High Yield Fund                 July 1, 2007     June 30, 2016
 Invesco V.I. International Growth Fund       July 1, 2007     June 30, 2016
 Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Mid Cap Core Equity Fund        July 1, 2007     June 30, 2016
 Invesco V.I. Mid Cap Growth Fund           February 12, 2010  June 30, 2016
 Invesco V.I. Money Market Fund               July 1, 2007     June 30, 2016
 Invesco V.I. S&P 500 Index Fund            February 12, 2010  June 30, 2016
 Invesco V.I. Small Cap Equity Fund           July 1, 2007     June 30, 2016
 Invesco V.I. Technology Fund                 July 1, 2007     June 30, 2016
 Invesco V.I. Value Opportunities Fund        July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                       January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco Conservative Income Fund              July 1, 2014    June 30, 2016

                               CLOSED-END FUNDS

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco Advantage Municipal Income Trust II   May 15, 2012    June 30, 2016
 Invesco Bond Fund                             May 15, 2012    June 30, 2016
 Invesco California Value Municipal Income
   Trust                                       May 15, 2012    June 30, 2016
 Invesco Dynamic Credit Opportunities Fund     May 15, 2012    June 30, 2016
 Invesco Exchange Fund                         May 15, 2012    June 30, 2016
 Invesco High Income Trust II                  May 15, 2012    June 30, 2016
 Invesco Municipal Income Opportunities Trust  June 1, 2010    June 30, 2016
 Invesco Municipal Opportunity Trust           May 15, 2012    June 30, 2016
 Invesco Municipal Trust                       May 15, 2012    June 30, 2016
 Invesco Pennsylvania Value Municipal Income
   Trust                                       May 15, 2012    June 30, 2016
 Invesco Quality Municipal Income Trust        June 1, 2010    June 30, 2016
 Invesco Senior Income Trust                   May 15, 2012    June 30, 2016
 Invesco Senior Loan Fund                      May 15, 2012    June 30, 2016
 Invesco Trust for Investment Grade Municipals May 15, 2012    June 30, 2016
 Invesco Trust for Investment Grade New York
   Municipals                                  May 15, 2012    June 30, 2016
 Invesco Value Municipal Income Trust          June 1, 2010    June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO HIGH INCOME TRUST II
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                         as of December 3, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                   Contractual     2.00%        July 1, 2013       June 30, 2015
   Class B Shares                   Contractual     2.75%        July 1, 2013       June 30, 2015
   Class C Shares                   Contractual     2.75%        July 1, 2013       June 30, 2015
   Class R Shares                   Contractual     2.25%        July 1, 2013       June 30, 2015
   Class R5 Shares                  Contractual     1.75%        July 1, 2013       June 30, 2015
   Class R6 Shares                  Contractual     1.75%        July 1, 2013       June 30, 2015
   Class Y Shares                   Contractual     1.75%        July 1, 2013       June 30, 2015

Invesco California Tax-Free Income
  Fund
   Class A Shares                   Contractual     1.50%        July 1, 2012       June 30, 2015
   Class B Shares                   Contractual     2.00%        July 1, 2012       June 30, 2015
   Class C Shares                   Contractual     2.00%        July 1, 2012       June 30, 2015
   Class Y Shares                   Contractual     1.25%        July 1, 2012       June 30, 2015

Invesco Core Plus Bond
  Fund
   Class A Shares                   Contractual     0.84%      January 1, 2014    December 31, 2014
   Class B Shares                   Contractual     1.59%      January 1, 2014    December 31, 2014
   Class C Shares                   Contractual     1.59%      January 1, 2014    December 31, 2014
   Class R Shares                   Contractual     1.09%      January 1, 2014    December 31, 2014
   Class R5 Shares                  Contractual     0.59%      January 1, 2014    December 31, 2014
   Class R6 Shares                  Contractual     0.59%      January 1, 2014    December 31, 2014
   Class Y Shares                   Contractual     0.59%      January 1, 2014    December 31, 2014

Invesco Core Plus Bond
  Fund
   Class A Shares                   Contractual     0.86%      January 1, 2015    December 31, 2015
   Class B Shares                   Contractual     1.61%      January 1, 2015    December 31, 2015
   Class C Shares                   Contractual     1.61%      January 1, 2015    December 31, 2015
   Class R Shares                   Contractual     1.11%      January 1, 2015    December 31, 2015
   Class R5 Shares                  Contractual     0.61%      January 1, 2015    December 31, 2015
   Class R6 Shares                  Contractual     0.61%      January 1, 2015    December 31, 2015
   Class Y Shares                   Contractual     0.61%      January 1, 2015    December 31, 2015

Invesco Equally-Weighted
  S&P 500 Fund
   Class A Shares                   Contractual     2.00%        July 1, 2012       June 30, 2015
   Class B Shares                   Contractual     2.75%        July 1, 2012       June 30, 2015
   Class C Shares                   Contractual     2.75%        July 1, 2012       June 30, 2015
   Class R Shares                   Contractual     2.25%        July 1, 2012       June 30, 2015
   Class R6 Shares                  Contractual     1.75%     September 24, 2012    June 30, 2015
   Class Y Shares                   Contractual     1.75%        July 1, 2012       June 30, 2015

Invesco Equity and
  Income Fund
   Class A Shares                   Contractual     1.50%        July 1, 2012       June 30, 2015
   Class B Shares                   Contractual     2.25%        July 1, 2012       June 30, 2015
   Class C Shares                   Contractual     2.25%        July 1, 2012       June 30, 2015
   Class R Shares                   Contractual     1.75%        July 1, 2012       June 30, 2015
   Class R5 Shares                  Contractual     1.25%        July 1, 2012       June 30, 2015
   Class R6 Shares                  Contractual     1.25%     September 24, 2012    June 30, 2015
   Class Y Shares                   Contractual     1.25%        July 1, 2012       June 30, 2015

Invesco Floating Rate
  Fund
   Class A Shares                   Contractual     1.50%       April 14, 2006      June 30, 2015
   Class C Shares                   Contractual     2.00%       April 14, 2006      June 30, 2015
   Class R Shares                   Contractual     1.75%       April 14, 2006      June 30, 2015
   Class R5 Shares                  Contractual     1.25%       April 14, 2006      June 30, 2015
   Class R6 Shares                  Contractual     1.25%     September 24, 2012    June 30, 2015
   Class Y Shares                   Contractual     1.25%      October 3, 2008      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                   CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                               ------------  --------------------- ------------------- ------------------
Invesco Global Real Estate Income
  Fund
   Class A Shares                  Contractual          2.00%             July 1, 2009       June 30, 2015
   Class B Shares                  Contractual          2.75%             July 1, 2009       June 30, 2015
   Class C Shares                  Contractual          2.75%             July 1, 2009       June 30, 2015
   Class R5 Shares                 Contractual          1.75%             July 1, 2009       June 30, 2015
   Class R6 Shares                 Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares                  Contractual          1.75%             July 1, 2009       June 30, 2015
Invesco Growth and
  Income Fund
   Class A Shares                  Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class R Shares                  Contractual          2.25%             July 1, 2012       June 30, 2015
   Class R5 Shares                 Contractual          1.75%             July 1, 2012       June 30, 2015
   Class R6 Shares                 Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares                  Contractual          1.75%             July 1, 2012       June 30, 2015
Invesco Low Volatility
  Equity Yield Fund
   Class A Shares                  Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class R Shares                  Contractual          2.25%             July 1, 2012       June 30, 2015
   Class R5 Shares                 Contractual          1.75%             July 1, 2012       June 30, 2015
   Class Y Shares                  Contractual          1.75%             July 1, 2012       June 30, 2015
   Investor Class Shares           Contractual          2.00%             July 1, 2012       June 30, 2015
Invesco Pennsylvania Tax Free
  Income Fund
   Class A Shares                  Contractual          1.50%             July 1, 2012       June 30, 2015
   Class B Shares                  Contractual          2.25%             July 1, 2012       June 30, 2015
   Class C Shares                  Contractual          2.25%             July 1, 2012       June 30, 2015
   Class Y Shares                  Contractual          1.25%             July 1, 2012       June 30, 2015
Invesco S&P 500 Index
  Fund
   Class A Shares                  Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class Y Shares                  Contractual          1.75%             July 1, 2012       June 30, 2015
Invesco Small Cap
  Discovery Fund
   Class A Shares                  Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares                  Contractual          2.75%             July 1, 2012       June 30, 2015
   Class R5 Shares                 Contractual          1.75%          September 24, 2012    June 30, 2015
   Class R6 Shares                 Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares                  Contractual          1.75%             July 1, 2012       June 30, 2015
Invesco Strategic Real
  Return Fund
   Class A Shares                  Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2015
   Class C Shares                  Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2015
   Class R Shares                  Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2015
   Class R5 Shares                 Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2015
   Class R6 Shares                 Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2015
   Class Y Shares                  Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class R Shares                  Contractual     2.25%        July 1, 2009     June 30, 2015
   Class R5 Shares                 Contractual     1.75%        July 1, 2009     June 30, 2015
   Class R6 Shares                 Contractual     1.75%     September 24, 2012  June 30, 2015
   Class S Shares                  Contractual     1.90%     September 25, 2009  June 30, 2015
   Class Y Shares                  Contractual     1.75%        July 1, 2009     June 30, 2015
Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%        July 1, 2013     June 30, 2015
   Class B Shares                  Contractual     2.75%        July 1, 2013     June 30, 2015
   Class C Shares                  Contractual     2.75%        July 1, 2013     June 30, 2015
   Class R Shares                  Contractual     2.25%        July 1, 2013     June 30, 2015
   Class R5 Shares                 Contractual     1.75%        July 1, 2013     June 30, 2015
   Class R6 Shares                 Contractual     1.75%        July 1, 2013     June 30, 2015
   Class Y Shares                  Contractual     1.75%        July 1, 2013     June 30, 2015
   Investor Class Shares           Contractual     2.00%        July 1, 2013     June 30, 2015
Invesco Summit Fund
   Class A Shares                  Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class P Shares                  Contractual     1.85%        July 1, 2009     June 30, 2015
   Class R5 Shares                 Contractual     1.75%        July 1, 2009     June 30, 2015
   Class S Shares                  Contractual     1.90%     September 25, 2009  June 30, 2015
   Class Y Shares                  Contractual     1.75%        July 1, 2009     June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                             VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                            ------------  ----------  ------------------- --------------
Invesco European Small Company
  Fund
   Class A Shares               Contractual     2.25%        July 1, 2009     June 30, 2015
   Class B Shares               Contractual     3.00%        July 1, 2009     June 30, 2015
   Class C Shares               Contractual     3.00%        July 1, 2009     June 30, 2015
   Class Y Shares               Contractual     2.00%        July 1, 2009     June 30, 2015
Invesco Global Core
  Equity Fund
   Class A Shares               Contractual     2.25%        July 1, 2013     June 30, 2015
   Class B Shares               Contractual     3.00%        July 1, 2013     June 30, 2015
   Class C Shares               Contractual     3.00%        July 1, 2013     June 30, 2015
   Class R Shares               Contractual     2.50%        July 1, 2013     June 30, 2015
   Class R5 Shares              Contractual     2.00%        July 1, 2013     June 30, 2015
   Class Y Shares               Contractual     2.00%        July 1, 2013     June 30, 2015
Invesco International Small
  Company Fund
   Class A Shares               Contractual     2.25%        July 1, 2009     June 30, 2015
   Class B Shares               Contractual     3.00%        July 1, 2009     June 30, 2015
   Class C Shares               Contractual     3.00%        July 1, 2009     June 30, 2015
   Class R5 Shares              Contractual     2.00%        July 1, 2009     June 30, 2015
   Class R6 Shares              Contractual     2.00%     September 24, 2012  June 30, 2015
   Class Y Shares               Contractual     2.00%        July 1, 2009     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                      ------------  ----------  ------------------- --------------
Invesco Small Cap Equity
  Fund
   Class A Shares         Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares         Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares         Contractual     2.75%        July 1, 2009     June 30, 2015
   Class R Shares         Contractual     2.25%        July 1, 2009     June 30, 2015
   Class R5 Shares        Contractual     1.75%        July 1, 2009     June 30, 2015
   Class R6 Shares        Contractual     1.75%     September 24, 2012  June 30, 2015
   Class Y Shares         Contractual     1.75%        July 1, 2009     June 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----                              ------------  ----------  ------------------- -----------------
Invesco Alternative Strategies
  Fund
   Class A Shares                 Contractual     0.52%      October 14, 2014   October 31, 2016
   Class C Shares                 Contractual     1.27%      October 14, 2014   October 31, 2016
   Class R Shares                 Contractual     0.77%      October 14, 2014   October 31, 2016
   Class R5 Shares                Contractual     0.27%      October 14, 2014   October 31, 2016
   Class R6 Shares                Contractual     0.27%      October 14, 2014   October 31, 2016
   Class Y Shares                 Contractual     0.27%      October 14, 2014   October 31, 2016
Invesco Balanced-Risk Retirement
  2020 Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009    April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010    April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009    April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009    April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010    April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009    April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009    April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012   April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010    April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009    April 30, 2016
Invesco Balanced-Risk
  Retirement 2030 Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009    April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010    April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009    April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009    April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010    April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009    April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009    April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012   April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010    April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009    April 30, 2016
Invesco Balanced-Risk
  Retirement 2040 Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009    April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010    April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009    April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009    April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010    April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009    April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009    April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012   April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010    April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009    April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                              ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement
  2050 Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009   April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010   April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010   April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009   April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009   April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012  April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010   April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009   April 30, 2016
Invesco Balanced-Risk Retirement
  Now Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009   April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010   April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010   April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009   April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009   April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012  April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010   April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009   April 30, 2016
Invesco Conservative Allocation
  Fund
   Class A Shares                 Contractual     1.50%        July 1, 2012     June 30, 2015
   Class B Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class C Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R Shares                 Contractual     1.75%        July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual     1.25%        July 1, 2012     June 30, 2015
   Class S Shares                 Contractual     1.40%        July 1, 2012     June 30, 2015
   Class Y Shares                 Contractual     1.25%        July 1, 2012     June 30, 2015
Invesco Convertible
  Securities Fund
   Class A Shares                 Contractual     1.50%        July 1, 2012     June 30, 2015
   Class B Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class C Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual     1.25%        July 1, 2012     June 30, 2015
   Class R6 Shares                Contractual     1.25%     September 24, 2012  June 30, 2015
   Class Y Shares                 Contractual     1.25%        July 1, 2012     June 30, 2015
Invesco Global Low
  Volatility Equity Yield
  Fund
   Class A Shares                 Contractual     2.25%        July 1, 2009     June 30, 2015
   Class B Shares                 Contractual     3.00%        July 1, 2009     June 30, 2015
   Class C Shares                 Contractual     3.00%        July 1, 2009     June 30, 2015
   Class R Shares                 Contractual     2.50%        July 1, 2009     June 30, 2015
   Class R5 Shares                Contractual     2.00%        July 1, 2009     June 30, 2015
   Class Y Shares                 Contractual     2.00%        July 1, 2009     June 30, 2015
Invesco Growth
  Allocation Fund
   Class A Shares                 Contractual     2.00%        July 1, 2012     June 30, 2015
   Class B Shares                 Contractual     2.75%        July 1, 2012     June 30, 2015
   Class C Shares                 Contractual     2.75%        July 1, 2012     June 30, 2015
   Class R Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual     1.75%        July 1, 2012     June 30, 2015
   Class S Shares                 Contractual     1.90%        July 1, 2012     June 30, 2015
   Class Y Shares                 Contractual     1.75%        July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                             CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                          VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                         ------------  --------------------- ------------------- ---------------
Invesco Income
  Allocation Fund
   Class A Shares            Contractual          0.25%             May 1, 2012      April 30, 2016
   Class B Shares            Contractual          1.00%             May 1, 2012      April 30, 2016
   Class C Shares            Contractual          1.00%             May 1, 2012      April 30, 2016
   Class R Shares            Contractual          0.50%             May 1, 2012      April 30, 2016
   Class R5 Shares           Contractual          0.00%             May 1, 2012      April 30, 2016
   Class Y Shares            Contractual          0.00%             May 1, 2012      April 30, 2016
Invesco International
  Allocation Fund
   Class A Shares            Contractual          2.25%             May 1, 2012      June 30, 2015
   Class B Shares            Contractual          3.00%             May 1, 2012      June 30, 2015
   Class C Shares            Contractual          3.00%             May 1, 2012      June 30, 2015
   Class R Shares            Contractual          2.50%             May 1, 2012      June 30, 2015
   Class R5 Shares           Contractual          2.00%             May 1, 2012      June 30, 2015
   Class Y Shares            Contractual          2.00%             May 1, 2012      June 30, 2015
Invesco Mid Cap Core
  Equity Fund
   Class A Shares            Contractual          2.00%             July 1, 2009     June 30, 2015
   Class B Shares            Contractual          2.75%             July 1, 2009     June 30, 2015
   Class C Shares            Contractual          2.75%             July 1, 2009     June 30, 2015
   Class R Shares            Contractual          2.25%             July 1, 2009     June 30, 2015
   Class R5 Shares           Contractual          1.75%             July 1, 2009     June 30, 2015
   Class R6 Shares           Contractual          1.75%          September 24, 2012  June 30, 2015
   Class Y Shares            Contractual          1.75%             July 1, 2009     June 30, 2015
Invesco Moderate
  Allocation Fund
   Class A Shares            Contractual          1.50%             July 1, 2012     June 30, 2015
   Class B Shares            Contractual          2.25%             July 1, 2012     June 30, 2015
   Class C Shares            Contractual          2.25%             July 1, 2012     June 30, 2015
   Class R Shares            Contractual          1.75%             July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual          1.25%             July 1, 2012     June 30, 2015
   Class S Shares            Contractual          1.40%             July 1, 2012     June 30, 2015
   Class Y Shares            Contractual          1.25%             July 1, 2012     June 30, 2015
Invesco Multi-Asset
  Inflation Fund
   Class A Shares            Contractual   1.36% less net AFFE*   October 14, 2014   April 30, 2016
   Class C Shares            Contractual   2.11% less net AFFE*   October 14, 2014   April 30, 2016
   Class R Shares            Contractual   1.61% less net AFFE*   October 14, 2014   April 30, 2016
   Class R5 Shares           Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2016
   Class R6 Shares           Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2016
   Class Y Shares            Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2016
Invesco Small Cap
  Growth Fund
   Class A Shares            Contractual          2.00%             July 1, 2009     June 30, 2015
   Class B Shares            Contractual          2.75%             July 1, 2009     June 30, 2015
   Class C Shares            Contractual          2.75%             July 1, 2009     June 30, 2015
   Class R Shares            Contractual          2.25%             July 1, 2009     June 30, 2015
   Class R5 Shares           Contractual          1.75%             July 1, 2009     June 30, 2015
   Class R6 Shares           Contractual          1.75%          September 24, 2012  June 30, 2015
   Class Y Shares            Contractual          1.75%             July 1, 2009     June 30, 2015
   Investor Class Shares     Contractual          2.00%             July 1, 2009     June 30, 2015
Invesco U.S. Mortgage
  Fund
   Class A Shares            Contractual          1.50%             July 1, 2012     June 30, 2015
   Class B Shares            Contractual          2.25%             July 1, 2012     June 30, 2015
   Class C Shares            Contractual          2.25%             July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual          1.25%             July 1, 2012     June 30, 2015
   Class Y Shares            Contractual          1.25%             July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                          VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                         ------------  ----------  ------------------- ------------------
Invesco Asia Pacific
  Growth Fund
   Class A Shares            Contractual     2.25%        July 1, 2009       June 30, 2015
   Class B Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class Y Shares            Contractual     2.00%        July 1, 2009       June 30, 2015
Invesco European Growth
  Fund
   Class A Shares            Contractual     2.25%        July 1, 2009       June 30, 2015
   Class B Shares            Contractual     3.00%        July 1, 2009       June 30. 2015
   Class C Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R Shares            Contractual     2.50%        July 1, 2009       June 30, 2015
   Class Y Shares            Contractual     2.00%        July 1, 2009       June 30, 2015
   Investor Class Shares     Contractual     2.25%        July 1, 2009       June 30, 2015
Invesco Global Growth
  Fund
   Class A Shares            Contractual     2.25%      January 1, 2013      June 30, 2015
   Class B Shares            Contractual     3.00%      January 1, 2013      June 30. 2015
   Class C Shares            Contractual     3.00%      January 1, 2013      June 30, 2015
   Class R5 Shares           Contractual     2.00%      January 1, 2013      June 30, 2015
   Class R6 Shares           Contractual     2.00%      January 1, 2013      June 30, 2015
   Class Y Shares            Contractual     2.00%      January 1, 2013      June 30, 2015
Invesco Global
  Opportunities Fund
   Class A Shares            Contractual     1.36%       August 1, 2012    February 29, 2016
   Class C Shares            Contractual     2.11%       August 1, 2012    February 29, 2016
   Class R Shares            Contractual     1.61%       August 1, 2012    February 29, 2016
   Class R5 Shares           Contractual     1.11%       August 1, 2012    February 29, 2016
   Class R6 Shares           Contractual     1.11%     September 24, 2012  February 29, 2016
   Class Y Shares            Contractual     1.11%       August 1, 2012    February 29, 2016
Invesco Global Small &
  Mid Cap Growth Fund
   Class A Shares            Contractual     2.25%        July 1, 2009       June 30. 2015
   Class B Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R5 Shares           Contractual     2.00%        July 1, 2009       June 30, 2015
   Class Y Shares            Contractual     2.00%        July 1, 2009       June 30, 2015
Invesco International Core
  Equity Fund
   Class A Shares            Contractual     2.25%        July 1, 2009       June 30. 2015
   Class B Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares            Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R Shares            Contractual     2.50%        July 1, 2009       June 30, 2015
   Class R5 Shares           Contractual     2.00%        July 1, 2009       June 30, 2015
   Class R6 Shares           Contractual     2.00%     September 24, 2012    June 30, 2015
   Class Y Shares            Contractual     2.00%        July 1, 2009       June 30, 2015
   Investor Class Shares     Contractual     2.25%        July 1, 2009       June 30, 2015
Invesco International
  Growth Fund
   Class A Shares            Contractual     2.25%        July 1, 2013       June 30, 2015
   Class B Shares            Contractual     3.00%        July 1, 2013       June 30, 2015
   Class C Shares            Contractual     3.00%        July 1, 2013       June 30, 2015
   Class R Shares            Contractual     2.50%        July 1, 2013       June 30, 2015
   Class R5 Shares           Contractual     2.00%        July 1, 2013       June 30, 2015
   Class R6 Shares           Contractual     2.00%        July 1, 2013       June 30, 2015
   Class Y Shares            Contractual     2.00%        July 1, 2013       June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                              CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                           VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
----                          ------------  ----------  -------------------- ------------------
Invesco Select Opportunities
  Fund
   Class A Shares             Contractual     1.51%       August 1, 2012     February 29, 2016
   Class C Shares             Contractual     2.26%          August 1,       February 29, 2016
   Class R Shares             Contractual     1.76%       2012 August 1,     February 29, 2016
   Class R5 Shares            Contractual     1.26%     2012 August 1, 2012  February 29, 2016
   Class R6 Shares            Contractual     1.26%     September 24, 2012   February 29, 2016
   Class Y Shares             Contractual     1.26%       August 1, 2012     February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                             VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                            ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral
  Fund
   Class A Shares               Contractual     1.62%     December 17, 2013   February 29, 2016
   Class C Shares               Contractual     2.37%     December 17, 2013   February 29, 2016
   Class R Shares               Contractual     1.87%     December 17, 2013   February 29, 2016
   Class R5 Shares              Contractual     1.37%     December 17, 2013   February 29, 2016
   Class R6 Shares              Contractual     1.37%     December 17, 2013   February 29, 2016
   Class Y Shares               Contractual     1.37%     December 17, 2013   February 29, 2016
Invesco Balanced-Risk
  Allocation Fund/3/
   Class A Shares               Contractual     2.00%        July 1, 2012       June 30. 2015
   Class B Shares               Contractual     2.75%        July 1, 2012       June 30, 2015
   Class C Shares               Contractual     2.75%        July 1, 2012       June 30, 2015
   Class R Shares               Contractual     2.25%        July 1, 2012       June 30, 2015
   Class R5 Shares              Contractual     1.75%        July 1, 2012       June 30, 2015
   Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2015
   Class Y Shares               Contractual     1.75%        July 1, 2012       June 30, 2015
Invesco Balanced-Risk
  Commodity Strategy
  Fund/4/
   Class A Shares               Contractual     2.00%        July 1, 2014       June 30. 2015
   Class B Shares               Contractual     2.75%        July 1, 2014       June 30, 2015
   Class C Shares               Contractual     2.75%        July 1, 2014       June 30, 2015
   Class R Shares               Contractual     2.25%        July 1, 2014       June 30, 2015
   Class R5 Shares              Contractual     1.75%        July 1, 2014       June 30, 2015
   Class R6 Shares              Contractual     1.75%        July 1, 2014       June 30, 2015
   Class Y Shares               Contractual     1.75%        July 1, 2014       June 30, 2015
Invesco China Fund
   Class A Shares               Contractual     2.25%        July 1, 2009       June 30, 2015
   Class B Shares               Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares               Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R5 Shares              Contractual     2.00%        July 1, 2009       June 30, 2015
   Class Y Shares               Contractual     2.00%        July 1, 2009       June 30, 2015
Invesco Developing
  Markets Fund
   Class A Shares               Contractual     2.25%        July 1, 2012       June 30. 2015
   Class B Shares               Contractual     3.00%        July 1, 2012       June 30, 2015
   Class C Shares               Contractual     3.00%        July 1, 2012       June 30, 2015
   Class R5 Shares              Contractual     2.00%        July 1, 2012       June 30, 2015
   Class R6 Shares              Contractual     2.00%     September 24, 2012    June 30, 2015
   Class Y Shares               Contractual     2.00%        July 1, 2012       June 30, 2015
Invesco Emerging
  Markets Equity Fund
   Class A Shares               Contractual     1.85%        May 11, 2011     February 29, 2016
   Class C Shares               Contractual     2.60%        May 11, 2011     February 29, 2016
   Class R Shares               Contractual     2.10%        May 11, 2011     February 29, 2016
   Class R5 Shares              Contractual     1.60%        May 11, 2011     February 29, 2016
   Class R6 Shares              Contractual     1.60%     September 24, 2012  February 29, 2016
   Class Y Shares               Contractual     1.60%        May 11, 2011     February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                               CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                            VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                           ------------  --------------------- ------------------- ------------------
Invesco Emerging Market Local
  Currency Debt Fund
   Class A Shares              Contractual          1.24%            June 14, 2010     February 29, 2016
   Class B Shares              Contractual          1.99%            June 14, 2010     February 29, 2016
   Class C Shares              Contractual          1.99%            June 14, 2010     February 29, 2016
   Class R Shares              Contractual          1.49%            June 14, 2010     February 29, 2016
   Class Y Shares              Contractual          0.99%            June 14, 2010     February 29, 2016
   Class R5 Shares             Contractual          0.99%            June 14, 2010     February 29, 2016
   Class R6 Shares             Contractual          0.99%          September 24, 2012  February 29, 2016
Invesco Endeavor Fund
   Class A Shares              Contractual          2.00%             July 1, 2009       June 30. 2015
   Class B Shares              Contractual          2.75%             July 1, 2009       June 30, 2015
   Class C Shares              Contractual          2.75%             July 1, 2009       June 30, 2015
   Class R Shares              Contractual          2.25%             July 1, 2009       June 30, 2015
   Class R5 Shares             Contractual          1.75%             July 1, 2009       June 30, 2015
   Class R6 Shares             Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares              Contractual          1.75%             July 1, 2009       June 30, 2015
Invesco Global Health
  Care Fund
   Class A Shares              Contractual          2.00%             July 1, 2012       June 30. 2015
   Class B Shares              Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares              Contractual          2.75%             July 1, 2012       June 30, 2015
   Class Y Shares              Contractual          1.75%             July 1, 2012       June 30, 2015
   Investor Class Shares       Contractual          2.00%             July 1, 2012       June 30, 2015
Invesco Global
  Infrastructure Fund
   Class A Shares              Contractual          1.40%             May 2, 2014      February 29, 2016
   Class C Shares              Contractual          2.15%             May 2, 2014      February 29, 2016
   Class R Shares              Contractual          1.65%             May 2, 2014      February 29, 2016
   Class Y Shares              Contractual          1.15%             May 2, 2014      February 29, 2016
   Class R5 Shares             Contractual          1.15%             May 2, 2014      February 29, 2016
   Class R6 Shares             Contractual          1.15%             May 2, 2014      February 29, 2016
Invesco Global Markets
  Strategy Fund/5/
   Class A Shares              Contractual   1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares              Contractual   2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares              Contractual   2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares              Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
Invesco Global Market
  Neutral Fund
   Class A Shares              Contractual          1.62%          December 17, 2013   February 29, 2016
   Class C Shares              Contractual          2.37%          December 17, 2013   February 29, 2016
   Class R Shares              Contractual          1.87%          December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual          1.37%          December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual          1.37%          December 17, 2013   February 29, 2016
   Class Y Shares              Contractual          1.37%          December 17, 2013   February 29, 2016
Invesco Global Targeted
  Returns Fund/6/
   Class A Shares              Contractual   1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares              Contractual   2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares              Contractual   2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares              Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                       VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                      ------------  ----------  ------------------- ------------------
Invesco International
  Total Return Fund
   Class A Shares         Contractual     1.10%       March 31, 2006    February 29, 2016
   Class B Shares         Contractual     1.85%       March 31, 2006    February 29, 2016
   Class C Shares         Contractual     1.85%       March 31, 2006    February 29, 2016
   Class R5 Shares        Contractual     0.85%      October 3, 2008    February 29, 2016
   Class R6 Shares        Contractual     0.85%     September 24, 2012  February 29, 2016
   Class Y Shares         Contractual     0.85%       March 31, 2006    February 29, 2016
Invesco Long/Short
  Equity Fund
   Class A Shares         Contractual     1.87%     December 17, 2013   February 29, 2016
   Class C Shares         Contractual     2.62%     December 17, 2013   February 29, 2016
   Class R Shares         Contractual     2.12%     December 17, 2013   February 29, 2016
   Class R5 Shares        Contractual     1.62%     December 17, 2013   February 29, 2016
   Class R6 Shares        Contractual     1.62%     December 17, 2013   February 29, 2016
   Class Y Shares         Contractual     1.62%     December 17, 2013   February 29, 2016
Invesco Low Volatility
  Emerging Markets Fund
   Class A Shares         Contractual     1.72%     December 17, 2013   February 29, 2016
   Class C Shares         Contractual     2.47%     December 17, 2013   February 29, 2016
   Class R Shares         Contractual     1.97%     December 17, 2013   February 29, 2016
   Class R5 Shares        Contractual     1.47%     December 17, 2013   February 29, 2016
   Class R6 Shares        Contractual     1.47%     December 17, 2013   February 29, 2016
   Class Y Shares         Contractual     1.47%     December 17, 2013   February 29, 2016
Invesco MLP Fund
   Class A Shares         Contractual     1.50%      August 29, 2014    February 29, 2016
   Class C Shares         Contractual     2.25%      August 29, 2014    February 29, 2016
   Class R Shares         Contractual     1.75%      August 29, 2014    February 29, 2016
   Class R5 Shares        Contractual     1.25%      August 29, 2014    February 29, 2016
   Class R6 Shares        Contractual     1.25%      August 29, 2014    February 29, 2016
   Class Y Shares         Contractual     1.25%      August 29, 2014    February 29, 2016
Invesco Macro
  International Equity
  Fund
   Class A Shares         Contractual     1.43%     December 17, 2013   February 29, 2016
   Class C Shares         Contractual     2.18%     December 17, 2013   February 29, 2016
   Class R Shares         Contractual     1.68%     December 17, 2013   February 29, 2016
   Class R5 Shares        Contractual     1.18%     December 17, 2013   February 29, 2016
   Class R6 Shares        Contractual     1.18%     December 17, 2013   February 29, 2016
   Class Y Shares         Contractual     1.18%     December 17, 2013   February 29, 2016
Invesco Macro Long/Short
  Fund
   Class A Shares         Contractual     1.87%     December 17, 2013   February 29, 2016
   Class C Shares         Contractual     2.62%     December 17, 2013   February 29, 2016
   Class R Shares         Contractual     2.12%     December 17, 2013   February 29, 2016
   Class R5 Shares        Contractual     1.62%     December 17, 2013   February 29, 2016
   Class R6 Shares        Contractual     1.62%     December 17, 2013   February 29, 2016
   Class Y Shares         Contractual     1.62%     December 17, 2013   February 29, 2016
Invesco Pacific Growth
  Fund
   Class A Shares         Contractual     2.25%        July 1, 2012       June 30. 2015
   Class B Shares         Contractual     3.00%        July 1, 2012       June 30, 2015
   Class C Shares         Contractual     3.00%        July 1, 2012       June 30, 2015
   Class R Shares         Contractual     2.50%        July 1, 2012       June 30, 2015
   Class R5 Shares        Contractual     2.00%        July 1, 2012       June 30, 2015
   Class Y Shares         Contractual     2.00%        July 1, 2012       June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                          CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                       VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                      ------------  --------------------- ------------------- ------------------
Invesco Premium Income
  Fund
   Class A Shares         Contractual          0.89%          December 13, 2011   February 28, 2015
   Class C Shares         Contractual          1.64%          December 13, 2011   February 28, 2015
   Class R Shares         Contractual          1.14%          December 13, 2011   February 28, 2015
   Class R5 Shares        Contractual          0.64%          December 13, 2011   February 28, 2015
   Class R6 Shares        Contractual          0.64%          September 24, 2012  February 28, 2015
   Class Y Shares         Contractual          0.64%          December 13, 2011   February 28, 2015
Invesco Premium Income
  Fund
   Class A Shares         Contractual          1.05%            March 1, 2015     February 29, 2016
   Class C Shares         Contractual          1.80%            March 1, 2015     February 29, 2016
   Class R Shares         Contractual          1.30%            March 1, 2015     February 29, 2016
   Class R5 Shares        Contractual          0.80%            March 1, 2015     February 29, 2016
   Class R6 Shares        Contractual          0.80%            March 1, 2015     February 29, 2016
   Class Y Shares         Contractual          0.80%            March 1, 2015     February 29, 2016
Invesco Select Companies
  Fund
   Class A Shares         Contractual          2.00%             July 1, 2009       June 30. 2015
   Class B Shares         Contractual          2.75%             July 1, 2009       June 30, 2015
   Class C Shares         Contractual          2.75%             July 1, 2009       June 30, 2015
   Class R Shares         Contractual          2.25%             July 1, 2009       June 30, 2015
   Class R5 Shares        Contractual          1.75%             July 1, 2009       June 30, 2015
   Class Y Shares         Contractual          1.75%             July 1, 2009       June 30, 2015
Invesco Strategic Income
  Fund
   Class A Shares         Contractual   0.85% less net AFFE*     May 2, 2014      February 29, 2016
   Class C Shares         Contractual   1.60% less net AFFE*     May 2, 2014      February 29, 2016
   Class R Shares         Contractual   1.10% less net AFFE*     May 2, 2014      February 29, 2016
   Class Y Shares         Contractual   0.60% less net AFFE*     May 2, 2014      February 29, 2016
   Class R5 Shares        Contractual   0.60% less net AFFE*     May 2, 2014      February 29, 2016
   Class R6 Shares        Contractual   0.60% less net AFFE*     May 2, 2014      February 29, 2016
Invesco Unconstrained
  Bond Fund
   Class A Shares         Contractual   1.04% less net AFFE*   October 14, 2014   February 29, 2016
   Class C Shares         Contractual   1.79% less net AFFE*   October 14, 2014   February 29, 2016
   Class R Shares         Contractual   1.29% less net AFFE*   October 14, 2014   February 29, 2016
   Class Y Shares         Contractual   0.79% less net AFFE*   October 14, 2014   February 29, 2016
   Class R5 Shares        Contractual   0.79% less net AFFE*   October 14, 2014   February 29, 2016
   Class R6 Shares        Contractual   0.79% less net AFFE*   October 14, 2014   February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                    ------------  ----------  ------------------- --------------
Invesco Corporate Bond
  Fund
   Class A Shares       Contractual     1.50%        July 1, 2012     June 30, 2015
   Class B Shares       Contractual     2.25%        July 1, 2012     June 30, 2015
   Class C Shares       Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R Shares       Contractual     1.75%        July 1, 2012     June 30, 2015
   Class R5 Shares      Contractual     1.25%        July 1, 2012     June 30, 2015
   Class R6 Shares      Contractual     1.25%     September 24, 2012  June 30, 2015
   Class Y Shares       Contractual     1.25%        July 1, 2012     June 30, 2015
Invesco Global Real
  Estate Fund
   Class A Shares       Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares       Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares       Contractual     2.75%        July 1, 2009     June 30, 2015
   Class R Shares       Contractual     2.25%        July 1, 2009     June 30, 2015
   Class R5 Shares      Contractual     1.75%        July 1, 2009     June 30, 2015
   Class R6 Shares      Contractual     1.75%     September 24, 2012  June 30, 2015
   Class Y Shares       Contractual     1.75%        July 1, 2009     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                          VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                         ------------  ----------  ------------------- --------------
Invesco High Yield Fund
   Class A Shares            Contractual    1.50%         July 1, 2013     June 30, 2015
   Class B Shares            Contractual    2.25%         July 1, 2013     June 30, 2015
   Class C Shares            Contractual    2.25%         July 1, 2013     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class R6 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2013     June 30, 2015
   Investor Class Shares     Contractual    1.50%         July 1, 2013     June 30, 2015
Invesco Limited Maturity
  Treasury Fund
   Class A Shares            Contractual    1.50%         July 1, 2012     June 30, 2015
   Class A2 Shares           Contractual    1.40%         July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2012     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2012     June 30, 2015
Invesco Real Estate Fund
   Class A Shares            Contractual    2.00%         July 1, 2012     June 30, 2015
   Class B Shares            Contractual    2.75%         July 1, 2012     June 30, 2015
   Class C Shares            Contractual    2.75%         July 1, 2012     June 30, 2015
   Class R Shares            Contractual    2.25%         July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual    1.75%         July 1, 2012     June 30, 2015
   Class R6 Shares           Contractual    1.75%      September 24, 2012  June 30, 2015
   Class Y Shares            Contractual    1.75%         July 1, 2012     June 30, 2015
   Investor Class Shares     Contractual    2.00%         July 1, 2012     June 30, 2015
Invesco Short Term Bond
  Fund
   Class A Shares            Contractual    1.40%         July 1, 2013     June 30, 2015
   Class C Shares            Contractual   1.75%/2/       July 1, 2013     June 30, 2015
   Class R Shares            Contractual    1.75%         July 1, 2013     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class R6 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2013     June 30, 2015
Invesco U.S. Government
  Fund
   Class A Shares            Contractual    1.50%         July 1, 2012     June 30, 2015
   Class B Shares            Contractual    2.25%         July 1, 2012     June 30, 2015
   Class C Shares            Contractual    2.25%         July 1, 2012     June 30, 2015
   Class R Shares            Contractual    1.75%         July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2012     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2012     June 30, 2015
   Investor Class Shares     Contractual    1.50%         July 1, 2012     June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                    ------------  ----------  ------------------- --------------
Invesco American Value
  Fund
   Class A Shares       Contractual     2.00%        July 1, 2013     June 30, 2015
   Class B Shares       Contractual     2.75%        July 1, 2013     June 30, 2015
   Class C Shares       Contractual     2.75%        July 1, 2013     June 30, 2015
   Class R Shares       Contractual     2.25%        July 1, 2013     June 30, 2015
   Class R5 Shares      Contractual     1.75%        July 1, 2013     June 30, 2015
   Class R6 Shares      Contractual     1.75%        July 1, 2013     June 30, 2015
   Class Y Shares       Contractual     1.75%        July 1, 2013     June 30, 2015
Invesco Comstock Fund
   Class A Shares       Contractual     2.00%        July 1, 2012     June 30, 2015
   Class B Shares       Contractual     2.75%        July 1, 2012     June 30, 2015
   Class C Shares       Contractual     2.75%        July 1, 2012     June 30, 2015
   Class R Shares       Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R5 Shares      Contractual     1.75%        July 1, 2012     June 30, 2015
   Class R6 Shares      Contractual     1.75%     September 24, 2012  June 30, 2015
   Class Y Shares       Contractual     1.75%        July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                              CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                           VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----                          ------------  ----------  ------------------ ----------------
Invesco Energy Fund
   Class A Shares             Contractual     2.00%       July 1, 2009      June 30, 2015
   Class B Shares             Contractual     2.75%       July 1, 2009      June 30, 2015
   Class C Shares             Contractual     2.75%       July 1, 2009      June 30, 2015
   Class R5 Shares            Contractual     1.75%       July 1, 2009      June 30, 2015
   Class Y Shares             Contractual     1.75%       July 1, 2009      June 30, 2015
   Investor Class Shares      Contractual     2.00%       July 1, 2009      June 30, 2015
Invesco Dividend Income Fund
   Class A Shares             Contractual     1.14%     September 1, 2014  August 31, 2015
   Class B Shares             Contractual     1.89%     September 1, 2014  August 31, 2015
   Class C Shares             Contractual     1.89%     September 1, 2014  August 31, 2015
   Class R5 Shares            Contractual     0.89%     September 1, 2014  August 31, 2015
   Class R6 Shares            Contractual     0.89%     September 1, 2014  August 31, 2015
   Class Y Shares             Contractual     0.89%     September 1, 2014  August 31, 2015
   Investor Class Shares      Contractual     1.14%     September 1, 2014  August 31, 2015
Invesco Gold & Precious
  Metals Fund
   Class A Shares             Contractual     2.00%       July 1, 2009      June 30, 2015
   Class B Shares             Contractual     2.75%       July 1, 2009      June 30, 2015
   Class C Shares             Contractual     2.75%       July 1, 2009      June 30, 2015
   Class Y Shares             Contractual     1.75%       July 1, 2009      June 30, 2015
   Investor Class Shares      Contractual     2.00%       July 1, 2009      June 30, 2015
Invesco Mid Cap Growth
  Fund
   Class A Shares             Contractual     1.15%       July 15, 2013     July 31, 2015
   Class B Shares             Contractual     1.90%       July 15, 2013     July 31, 2015
   Class C Shares             Contractual     1.90%       July 15, 2013     July 31, 2015
   Class R Shares             Contractual     1.40%       July 15, 2013     July 31, 2015
   Class R5 Shares            Contractual     0.90%       July 15, 2013     July 31, 2015
   Class R6 Shares            Contractual     0.90%       July 15, 2013     July 31, 2015
   Class Y Shares             Contractual     0.90%       July 15, 2013     July 31, 2015
Invesco Small Cap Value
  Fund
   Class A Shares             Contractual     2.00%       July 1, 2012      June 30, 2015
   Class B Shares             Contractual     2.75%       July 1, 2012      June 30, 2015
   Class C Shares             Contractual     2.75%       July 1, 2012      June 30, 2015
   Class Y Shares             Contractual     1.75%       July 1, 2012      June 30, 2015
Invesco Technology Fund
   Class A Shares             Contractual     2.00%       July 1, 2012      June 30, 2015
   Class B Shares             Contractual     2.75%       July 1, 2012      June 30, 2015
   Class C Shares             Contractual     2.75%       July 1, 2012      June 30, 2015
   Class R5 Shares            Contractual     1.75%       July 1, 2012      June 30, 2015
   Class Y Shares             Contractual     1.75%       July 1, 2012      June 30, 2015
   Investor Class Shares      Contractual     2.00%       July 1, 2012      June 30, 2015
Invesco Technology
  Sector Fund
   Class A Shares             Contractual     2.00%     February 12, 2010   June 30, 2015
   Class B Shares             Contractual     2.75%     February 12, 2010   June 30, 2015
   Class C Shares             Contractual     2.75%     February 12, 2010   June 30, 2015
   Class Y Shares             Contractual     1.75%     February 12, 2010   June 30, 2015
Invesco Value
  Opportunities Fund
   Class A Shares             Contractual     2.00%       July 1, 2012      June 30, 2015
   Class B Shares             Contractual     2.75%       July 1, 2012      June 30, 2015
   Class C Shares             Contractual     2.75%       July 1, 2012      June 30, 2015
   Class R Shares             Contractual     2.25%       July 1, 2012      June 30, 2015
   Class R5 Shares            Contractual     1.75%       July 1, 2012      June 30, 2015
   Class Y Shares             Contractual     1.75%       July 1, 2012      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                      ------------  ----------  -----------------  --------------
Invesco High Yield
  Municipal Fund
   Class A Shares         Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares        Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Intermediate
  Term Municipal Income
  Fund
   Class A Shares         Contractual     0.80%      July 1, 2013      June 30, 2015
   Class B Shares         Contractual     1.55%      July 1, 2013      June 30, 2015
   Class C Shares         Contractual     1.55%      July 1, 2013      June 30, 2015
   Class Y Shares         Contractual     0.55%      July 1, 2013      June 30, 2015

Invesco Municipal Income
  Fund
   Class A Shares         Contractual     1.50%      July 1, 2013      June 30, 2015
   Class B Shares         Contractual     2.25%      July 1, 2013      June 30, 2015
   Class C Shares         Contractual     2.25%      July 1, 2013      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2013      June 30, 2015
   Investor Class         Contractual     1.50%      July 15, 2013     June 30, 2015

Invesco New York Tax
  Free Income Fund
   Class A Shares         Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Tax-Free
  Intermediate Fund
   Class A Shares         Contractual     1.50%      July 1, 2012      June 30, 2015
   Class A2 Shares        Contractual     1.25%      July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%      June 30, 2013     June 30, 2015
   Class R5 Shares        Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2012      June 30, 2015

                           INVESCO MANAGEMENT TRUST

                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                      VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                     ------------  ----------  -----------------  ------------------
Invesco Conservative
  Income Fund
   Institutional Class   Contractual     0.28%       July 1, 2014     December 31, 2015

                           INVESCO SECURITIES TRUST

                         CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                      VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                     ------------  --------------------- -----------------  ------------------

Invesco Balanced-Risk
  Aggressive Allocation
  Fund                   Contractual   1.15% less net AFFE*  January 16, 2013   February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                                         as of December 3, 2014

/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                         as of December 3, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.39%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

Liquid Assets Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual    0.34%        July 1, 2009     December 31, 2015

STIC Prime Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual   0.33%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.28%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.25%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.80%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.50%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.12%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.41%/2/      July 1, 2009     December 31, 2015

Treasury Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of December 3, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                        VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                       ------------  --------------------- -----------------  ---------------
Invesco V.I. American
  Franchise Fund
   Series I Shares         Contractual          2.00%            July 1, 2014     June 30, 2015
   Series II Shares        Contractual          2.25%            July 1, 2014     June 30, 2015
Invesco V.I. American
  Value Fund
   Series I Shares         Contractual          2.00%            July 1, 2012     June 30, 2015
   Series II Shares        Contractual          2.25%            July 1, 2012     June 30, 2015
Invesco V.I. Balanced-
  Risk Allocation Fund/1/
   Series I Shares         Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2016
   Series II Shares        Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2016
Invesco V.I. Comstock
  Fund
   Series I Shares         Contractual          0.78%            May 1, 2013      April 30, 2016
   Series II Shares        Contractual          1.03%            May 1, 2013      April 30, 2016
Invesco V.I. Core Equity
  Fund
   Series I Shares         Contractual          2.00%            May 1, 2013      June 30, 2015
   Series II Shares        Contractual          2.25%            May 1, 2013      June 30, 2015
Invesco V.I. Diversified
  Dividend Fund
   Series I Shares         Contractual          2.00%            May 1, 2013      June 30, 2015
   Series II Shares        Contractual          2.25%            May 1, 2013      June 30, 2015
Invesco V.I. Diversified
  Income Fund
   Series I Shares         Contractual          0.75%            July 1, 2005     April 30, 2016
   Series II Shares        Contractual          1.00%            July 1, 2005     April 30, 2016
Invesco V.I. Equally-
  Weighted S&P 500
  Fund
   Series I Shares         Contractual          2.00%            July 1, 2012     June 30, 2015
   Series II Shares        Contractual          2.25%            July 1, 2012     June 30, 2015
Invesco V.I. Equity and
  Income Fund
   Series I Shares         Contractual          1.50%            July 1, 2012     June 30, 2015
   Series II Shares        Contractual          1.75%            July 1, 2012     June 30, 2015
Invesco V.I. Global Core
  Equity Fund
   Series I Shares         Contractual          2.25%            July 1, 2012     June 30, 2015
   Series II Shares        Contractual          2.50%            July 1, 2012     June 30, 2015
Invesco V.I. Global
  Health Care Fund
   Series I Shares         Contractual          2.00%            May 1. 2013      June 30, 2015
   Series II Shares        Contractual          2.25%            May 1, 2013      June 30, 2015
Invesco V.I. Global Real
  Estate Fund
   Series I Shares         Contractual          2.00%            May 1. 2013      June 30, 2015
   Series II Shares        Contractual          2.25%            May 1, 2013      June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of December 3, 2014


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                     ------------  ----------  -----------------  ---------------

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%       May 1, 2013      June 30, 2015
   Series II Shares                      Contractual     1.75%       May 1, 2013      June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%       May 1. 2013      April 30, 2016
   Series II Shares                      Contractual     1.03%       May 1, 2013      April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%       May 1, 2014      June 30, 2015
   Series II Shares                      Contractual     1.75%       May 1, 2014      June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%       July 1, 2012     June 30, 2015
   Series II Shares                      Contractual     2.50%       July 1, 2012     June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%      April 30, 2014    April 30, 2015
   Series II Shares                      Contractual     1.28%      April 30, 2014    April 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%       May 1, 2015      June 30, 2015
   Series II Shares                      Contractual     2.25%       May 1, 2015      June 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%       May 1. 2013      June 30, 2015
   Series II Shares                      Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%       July 1, 2014     June 30, 2015
   Series II Shares                      Contractual     2.25%       July 1, 2014     June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%       May 1. 2013      June 30, 2015
   Series II Shares                      Contractual     1.75%       May 1, 2013      June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%       July 1, 2012     June 30, 2015
   Series II Shares                      Contractual     2.25%       July 1, 2012     June 30, 2015

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%       May 1. 2013      June 30, 2015
   Series II Shares                      Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%       May 1. 2013      June 30, 2015
   Series II Shares                      Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%       May 1. 2013      June 30, 2015
   Series II Shares                      Contractual     2.25%       May 1, 2013      June 30, 2015

* Acquired Fund Fees and Expenses ("AFFE") will be calculated as of the Fund's fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. "Net AFFE" will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund's fiscal year end will be used throughout the waiver period in establishing the Fund's waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

                                                         as of December 3, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                      ------------  ----------  -----------------  --------------
Invesco California Value
  Municipal Income Trust   Voluntary      0.52%     August 27, 2012         N/A

                         INVESCO HIGH INCOME TRUST II

                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   COMMITMENT END
FUND                  VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                 ------------  ----------  -----------------  ------------------
Invesco High Income
  Trust II            Voluntary      1.10%     August 27, 2012    December 31, 2014

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   COMMITMENT END
FUND                       VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                      ------------  ----------  -----------------  ------------------
Invesco Municipal Income
  Opportunities Trust      Voluntary      0.67%     August 27, 2012    December 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                       ------------  ----------  -----------------  --------------
Invesco Quality Municipal
  Income Trust              Voluntary      0.50%     October 15, 2012        N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                     VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                    ------------  ----------  -----------------  --------------
Invesco Trust for
  Investment Grade New
  York Municipals        Voluntary      0.69%     August 27, 2012         N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   COMMITMENT END
FUND                      VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                     ------------  ----------  -----------------  ------------------
Invesco Value Municipal
  Income Trust            Voluntary      0.46%     October 15, 2012   December 31, 2014
Invesco Value Municipal
  Income Trust            Voluntary      0.70%      January 1, 2015          N/A

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 7

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of January 30, 2015, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, between AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Tax-Free Intermediate Fund to Invesco Limited Term Municipal Income Fund;

   NOW, THEREFORE, the parties agree that;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Invesco Tax-Exempt Cash Fund                                    June 1, 2000

 Invesco Limited Term Municipal Income
   Fund                                                          June 1, 2000

 Invesco High Yield Municipal Fund                          February 12, 2010

 Invesco Intermediate Term Municipal
   Income Fund                                              February 12, 2010

 Invesco Municipal Income Fund                              February 12, 2010

 Invesco New York Tax Free Income Fund                      February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                  INVESCO LIMITED TERM MUNICIPAL INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.30%
         Over $500 million to and including $1 billion.....    0.25%
         Over $1 billion...................................    0.20%

                         INVESCO TAX-EXEMPT CASH FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         All Assets........................................    0.35%

                       INVESCO HIGH YIELD MUNICIPAL FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $300 million................................    0.60%
         Next $300 million.................................    0.55%
         Over $600 million.................................    0.50%

                INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND
                         INVESCO MUNICIPAL INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.50%
         Over $500 million.................................    0.45%

                     INVESCO NEW YORK TAX FREE INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................     0.47%
         Over $500 million.................................    0.445%"

       2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                           AIM TAX-EXEMPT FUNDS
                                                     (INVESCO TAX-EXEMPT FUNDS)

Attest:  Peter Davidson                    By:  John M. Zerr
         --------------------------------       -------------------------------
              Assistant Secretary                    John M. Zerr
                                                     Senior Vice President

(SEAL)

                                                         INVESCO ADVISERS, INC.

Attest:  Peter Davidson                    By:  John M. Zerr
         --------------------------------       -------------------------------
              Assistant Secretary                    John M. Zerr
                                                     Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of January 30, 2015, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

      WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Tax-Free Intermediate Fund to Invesco Limited Term Municipal Income Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

          Invesco Tax-Exempt Cash Fund
          Invesco Limited Term Municipal Income Fund
          Invesco High Yield Municipal Fund
          Invesco Intermediate Term Municipal Income Fund
          Invesco Municipal Income Fund
          Invesco New York Tax Free Income Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  SVP & CFO Funds

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                               INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                               Sub-Adviser

                               By:     /s/ C. Puschmann     /s/ L. Baumann
                                       -----------------------------------------
                               Name:   C. Puschmann         L. Baumann
                               Title:  MD                   Procurator

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ G. J. Proudfoot
                                                  ------------------------------
                                          Name:   G. J. Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee   /s/ Gracie Liu
                                                  ------------------------------
                                          Name:   Fanny Lee    /    Gracie Liu
                                          Title:  Director     /    Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

           INVESCO ADVISERS, INC.

           By:     John M. Zerr
                   -------------------------------
           Name:   John M. Zerr
           Title:  Senior Vice President

           INVESCO AUSTRALIA LIMITED

           By:     /s/ Nick Burrell               /s/ Mark Yesberg
                   -------------------------------------------------------------
           Name:   Nick Burrell                   Mark Yesberg
           Title:  Company Secretary              Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND) Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V. I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST
Invesco Conservative Income Fund

INVESCO SECURITIES TRUST
Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio